SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                   33-18978                   22-1441806
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)


        728 Garden St
    Carlstadt, New Jersey                                 (201) 933-1600
    (Address of principal                        (Registrant's telephone number,
     executive offices)                                 including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240. 14e-4(c))

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure

                  On April 13, 2005, Tel-Instrument Electronics Corp issued a press release announcing the certification of its T-47N Flight Line Test Set for use with DoD Mark XII "Identification, Friend or Foe (IFF) equipped aircraft. A copy of this press release is attached as Exhibit 99 and incorporated by reference.


                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                               TEL-INSTRUMENT ELECTRONICS CORP


Date:  April 13, 2005                            By   /s/ Harold K. Fletcher
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                                                          Harold K. Fletcher
                                                          Chairman and President